Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Russ Berrie and Company, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony Cappiello, Executive Vice President and Chief Administrative Officer (and principal financial officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 10, 2008

/s/ Anthony Cappiello

Anthony Cappiello
Executive Vice President and Chief
Administrative Officer (principal financial officer)

A signed original of this written statement required by Section 906 has been provided to Russ Berrie and Company, Inc. and will be retained by Russ Berrie and Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.